Exhibit 4.2

BRITISH COLUMBIA | BC Registry Services

Mailing Address:
PO Box 9431 Stn Prov Govt
Victoria BC V8W 9V3
www.corporateonline.gov.bc.ca

Location:
2nd Floor - 940 Blanshard Street
Victoria BC
1 877 526-1526

CERTIFIED COPY
Of a Document filed with the Province of British Columbia Registrar of Companies

KERRY TAYLOR

Notice of Articles

BUSINESS CORPORATIONS ACT

This Notice of Articles was issued by the Registrar on: January 29, 2026 12:15 PM Pacific Time

Incorporation Number: **BC0886671**

Recognition Date and Time: *Incorporated on July 26, 2010 11:01 AM Pacific Time*

NOTICE OF ARTICLES

Name of Company:

DEFINIUM THERAPEUTICS, INC.

REGISTERED OFFICE INFORMATION

Mailing Address:
1055 DUNSMUIR STREET,
SUITE 3000
VANCOUVER BC V7X 1K8
CANADA

Delivery Address:
1055 DUNSMUIR STREET,
SUITE 3000
VANCOUVER BC V7X 1K8
CANADA

RECORDS OFFICE INFORMATION

Mailing Address:
1055 DUNSMUIR STREET,
SUITE 3000
VANCOUVER BC V7X 1K8
CANADA

Delivery Address:
1055 DUNSMUIR STREET,
SUITE 3000
VANCOUVER BC V7X 1K8
CANADA

Page: 1 of 3

DIRECTOR INFORMATION

Last Name, First Name, Middle Name:
Krebs, Andreas

Mailing Address:	**Delivery Address:**
1055 DUNSMUIR STREET SUITE 3000 VANCOUVER BC V7X 1K8 CANADA	1055 DUNSMUIR STREET SUITE 3000 VANCOUVER BC V7X 1K8 CANADA

Last Name, First Name, Middle Name:
Barrow, Robert

Mailing Address:	**Delivery Address:**
1055 DUNSMUIR STREET SUITE 3000 VANCOUVER BC V7X 1K8 CANADA	1055 DUNSMUIR STREET SUITE 3000 VANCOUVER BC V7X 1K8 CANADA

Last Name, First Name, Middle Name:
Bruhn, Suzanne

Mailing Address:	**Delivery Address:**
1055 DUNSMUIR STREET SUITE 3000 VANCOUVER BC V7X 1K8 CANADA	1055 DUNSMUIR STREET SUITE 3000 VANCOUVER BC V7X 1K8 CANADA

Last Name, First Name, Middle Name:
Adsett, Roger

Mailing Address:	**Delivery Address:**
1055 DUNSMUIR STREET SUITE 3000 VANCOUVER BC V7X 1K8 CANADA	1055 DUNSMUIR STREET SUITE 3000 VANCOUVER BC V7X 1K8 CANADA

Last Name, First Name, Middle Name:
Crystal, Roger

Mailing Address:	**Delivery Address:**
1055 DUNSMUIR STREET SUITE 3000 VANCOUVER BC V7X 1K8 CANADA	1055 DUNSMUIR STREET SUITE 3000 VANCOUVER BC V7X 1K8 CANADA

Page: 2 of 3

Last Name, First Name, Middle Name: Gryska, David Mailing Address: 1055 DUNSMUIR STREET SUITE 3000 VANCOUVER BC V7X 1K8 CANADA Delivery Address: 1055 DUNSMUIR STREET SUITE 3000 VANCOUVER BC V7X 1K8 CANADA Last Name, First Name, Middle Name: Vallone, Carol Mailing Address: 1055 DUNSMUIR STREET SUITE 3000 VANCOUVER BC V7X 1K8 CANADA Delivery Address: 1055 DUNSMUIR STREET SUITE 3000 VANCOUVER BC V7X 1K8 CANADA RESOLUTION DATES: Date(s) of Resolution(s) or Court Order(s) attaching or altering Special Rights and Restrictions attached to a class or a series of shares: February 24, 2020 May 27, 2021 June 1, 2022 AUTHORIZED SHARE STRUCTURE 1. No Maximum COMMON Shares Without Par Value Without Special Rights or Restrictions attached _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ Page: 3 of 3

Mailing Address: PO Box 9431 Stn Prov Govt Victoria BC V8W 9V3 www.corporateonline.gov.bc.ca Location: 2nd Floor - 940 Blanshard Street Victoria BC 1 877 526-1526 Cover Sheet DEFINIUM THERAPEUTICS, INC. Confirmation of Service Form Filed: Notice of Change of Directors Date and Time of Filing: January 29, 2026 12:15 PM Pacific Time Name of Company: DEFINIUM THERAPEUTICS, INC. Incorporation Number: BC0886671 This package contains: • Certified Copy of the Notice of Articles Check your documents carefully to ensure there are no errors or omissions. If errors or omissions are discovered, please contact the Corporate Registry for instructions on how to correct the errors or omissions. Page: 1 of 1